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
   MERRILL LYNCH LIFE INSURANCE COMPANY       ML LIFE INSURANCE COMPANY OF NEW YORK

   Merrill Lynch Life Variable Annuity          ML of New York Variable Annuity
            Separate Account D                         Separate Account D
     Supplement Dated August 3, 2007            Supplement Dated August 3, 2007
                  to the                                     to the
             Prospectuses For                           Prospectuses For
 MERRILL LYNCH INVESTOR CHOICE ANNUITY(SM)    MERRILL LYNCH INVESTOR CHOICE ANNUITY(SM)
               (IRA Series)                               (IRA Series)
           (Dated May 1, 2007)                        (Dated May 1, 2007)
                   and                                        and
        Merrill Lynch IRA Annuity                  Merrill Lynch IRA Annuity
           (Dated May 1, 2007)                        (Dated May 1, 2005)
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This supplement describes a change to the fee structure of certain funds available under the variable annuity contracts listed above (the "Contracts")
issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of
New York. Please retain this supplement with your Prospectus for future reference.

Effective on July 27, 2007, the fee structure of the advisor class shares of the Equity Income Fund of the American Century Capital Portfolios, Inc. and the advisor class shares of the Ultra Fund of the American Century Mutual Funds, Inc. has changed. The 12b-1 Fees have decreased by 0.25% and the Investment Advisory Fees have increased by 0.25%. Accordingly, the change in the fee structure does not change the Total Annual Operating Expenses.


  ANNUAL EXPENSES                AMERICAN CENTURY CAPITAL                  AMERICAN CENTURY MUTUAL
                                     PORTFOLIOS, INC.                            FUNDS, INC.
                               EQUITY INCOME FUND (ADVISOR                ULTRA FUND (ADVISOR CLASS
                                      CLASS SHARES)                                SHARES)
Investment Advisory Fees                  0.98%                                         0.99%
-----------------------------------------------------------------------------------------------------
12b-1 Fees                                0.25%                                         0.25%
-----------------------------------------------------------------------------------------------------
Other Expenses                              --                                            --
-----------------------------------------------------------------------------------------------------
Acquired Fund Fees and
Expenses                                  1.23%                                         1.24%
-----------------------------------------------------------------------------------------------------
Expense Reimbursements                      --                                            --
-----------------------------------------------------------------------------------------------------
Net Expenses                              1.23%                                         1.24%

                 *             *             *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 for Contracts issued by Merrill Lynch Life Insurance Company or (800) 333-6524 for Contracts issued by ML Life Insurance Company of New York, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-42



                                                                     101886-0807